NVIT Investor Destinations Moderately Aggressive Fund Summary Prospectus May 1, 2013

Class P    /    Class II    /    Class VI

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. This Summary Prospectus is intended for use in connection with variable insurance contracts, and is not intended for use by other investors. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2013, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to www.nationwide.com/mutualfundsnvit, email a request to web_help@nationwide.com or call 800-848-0920, or ask any variable insurance contract provider who offers shares of the Fund as an underlying investment option in its products.

Objective

The NVIT Investor Destinations Moderately Aggressive Fund (“Moderately Aggressive Fund” or the “Fund”) seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Investor Destinations Funds.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class P Shares	Class II Shares	Class VI Shares
Shareholder Fees (fees paid directly from your investment)
Redemption Fees (as a percentage of amount redeemed within 60 days of purchase)	N/A	N/A	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.13%	0.13%	0.13%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.04%	0.19%	0.19%
Acquired Fund Fees and Expenses	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses	0.66%	0.81%	0.81%

NSP-ID-MAG 5/13

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Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class P shares	$67	$211	$368	$822
Class II shares	83	259	450	1,002
Class VI shares	83	259	450	1,002

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6.47% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds” that invests primarily in affiliated index mutual funds representing a variety of asset classes. The Fund aims to provide diversification across major asset classes—U.S. stocks, international stocks and bonds—by investing primarily in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities (including mortgage-backed securities), as appropriate to its investment objective and strategies. Most Underlying Funds are index funds, which means they seek to match the investment returns of specified stock or bond indexes before the deduction of the Underlying Funds’ expenses. The Fund also invests in certain Underlying Funds that are not index funds. Although the Fund seeks to provide diversification across major asset classes, the Fund is nondiversified as to issuers, which means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and may invest a significant portion of its assets in any one Underlying Fund.

The Fund pursues its objective for growth of capital, but also income, with a moderately aggressive level of risk by investing considerably in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth. Consistent with this investment strategy, as of the date of the Prospectus, the Fund allocates approximately 55% of its net assets in U.S. stocks, approximately 25% in international stocks and approximately 20% in bonds. The investment adviser generally sells shares of Underlying Funds in order to meet target allocations or shareholder redemption activity. The Fund is designed for relatively aggressive investors who want to maximize returns over the long-term but who have a tolerance for possible short-term losses or who are looking for some additional diversification.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the investment adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the investment adviser could be subject to a potential conflict of interest, because the investment adviser is also the investment adviser to most, if not all, of the Underlying Funds, and the advisory fees paid to the investment adviser by the Underlying Funds typically are higher than the advisory fees paid by the Fund.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Prices of

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longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly. Credit risk is the risk that the issuer of a bond may be unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness may also affect the value of a bond. Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Underlying Fund may be required to invest the proceeds in securities with lower yields.

Liquidity risk – when there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically.

Extension risk – when interest rates rise, certain bond obligations, such as mortgage-backed securities, will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.

Mortgage-backed securities risk – these securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk and credit risk. Mortgage-backed securities are also subject to prepayment and call risk and extension risk. Through its investments in mortgage-backed securities, an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements.

Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Funds shares.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

If the value of the Fund’s investments goes down, you may lose money.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total return over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The table also compares the Fund’s average annual total returns to a hypothetical composite index that comprises 80% S&P 500® Index, 15% Barclays U.S. Aggregate Bond Index, and 5% Citigroup 3-Month Treasury Bill (T-Bill) Index, which is a representation of the performance of each of the Fund’s asset classes according to their respective weightings. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class II Shares

(Years Ended December 31,)

Best Quarter:    15.84% – 2nd qtr. of 2009

Worst Quarter:    -17.49% – 4th qtr. of 2008

The inception date for Class P and Class VI shares is April 30, 2012 and April 30, 2004, respectively. Pre-inception historical performance for Class P and Class VI shares is based on the previous performance of Class II shares. Performance for Class P shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.

Average Annual Total Returns

(For Periods Ended December 31, 2012)

	1 Year	5 Years	10 Years
Class P Shares	13.84%	1.42%	7.09%
Class II Shares	13.76%	1.40%	7.08%
Class VI Shares	13.74%	1.39%	7.09%
S&P 500® Index (reflects no deduction for fees or expenses)	16.00%	1.66%	7.10%
Moderately Aggressive Fund Composite Index (reflects no deduction for fees or expenses)	13.47%	2.67%	6.81%

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Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”)

Portfolio Manager

Portfolio Manager	Title	Length of Service with Fund
Thomas R. Hickey Jr.	Head of Asset Strategies, NFA	Since 2007

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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